                               SECURED GUARANTY
                               ----------------

     THIS SECURED GUARANTY (this "Guaranty"), dated as of May 2, 1996, made by
                                 ----------
West Shore Processing Company, LLC, a Michigan limited liability company (the "Guarantor"), in favor of Bank of America Illinois, an Illinois banking
- -----------
corporation (the "Lender"),

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of May 2, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Michigan
                                          ------------------
Energy Company, L.L.C., a Michigan limited liability company ("Energy Company")
                                                             -----------------
and Michigan Production Company, L.L.C., a Michigan limited liability company (together with Energy Company, collectively, the "Borrower") and the Lender, the
                                                 ----------
Lender agreed to make loans (collectively, the "Loan") to the Borrower; and
                                               ------

     WHEREAS, Energy Company owns 99% of the issued and outstanding membership interests of the Guarantor; and

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements with Bank of America National Trust and Savings Association, an Affiliate of the Lender, pursuant to the terms of the Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the Loan under the Credit Agreement and to the obligations of Bank of America National Trust and Savings Association under the Hedging Agreements referred to above, the Guarantor is required to execute and deliver this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loan made to the Borrower by the Lender pursuant to the Credit Agreement; and

     WHEREAS, the obligations of the Guarantor under this Guaranty are secured by that certain Amended and Restated Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of May 2, 1996, from the Guarantor in favor of the Lender (the "Mortgage") and that certain Security
                                      ----------
Agreement dated as of May 2, 1996, from the Guarantor in favor of the Lender (the "Security Agreement"), each of which is subject to the terms and conditions
     --------------------
of the Subordination Agreement;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the

                  NOTE: PAGE 2 IS MISSING (FROM THE ORIGINAL)

     "Energy Company's Share" means, as of any date of determination with
     ------------------------
respect to any asset, interest or property, the proportionate beneficial interest of Energy Company therein represented by Energy Company's direct and indirect ownership of equity interests in Basin and West Shore and which are subject to the Participation Agreement and, to the extent liens against such assets, interest or property are granted pursuant to the Loan Documents, the Subordination Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
     -------
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" means an Event of Default under the Credit Agreement.
     ------------------

     "GAAP" means generally accepted accounting principles.
     ------

     "Guarantor" is defined in the preamble.
     -----------

     "Guaranty" is defined in the preamble.
     ----------

     "Hedging Agreements" means:
     --------------------

          (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and

          (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

     "Hedging Obligations" means, with respect to any Person, all liabilities
     ---------------------
(including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

     "Lender" is defined in the preamble.
     --------

     "Loan Document" has the meaning ascribed to it in the Credit Agreement as
     ---------------
in effect on the date hereof.

     "MarkWest" means MarkWest Michigan LLC.
     ----------

     "Mortgage" is defined in the sixth recital.
     ----------

     "Note" means the promissory notes of the Borrowers payable to the order of
     ------
the Lender, (as such promissory notes may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate debt of each Borrower to the Lender under the Credit Agreement resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor of renewal thereof.

     "Obligor" means Michigan Gas Fund I, Tennessee Gas Pipeline Company,
     ---------
Tenneco Ventures Corporation, EnCap Ventures 1993 Limited Partnership, the Borrowers, Basin, Guarantor or any other Person (other than the Lender) from time to time obligated under, or otherwise a party to, any Loan Document.

     "Participation Agreement" means that certain Participation, Ownership and
     -------------------------
Operating Agreement for West Shore, by and among Energy Company and MarkWest dated as of May 2, 1996, (the "Participation Agreement").

     "Pension Plan" means a "pension plan", as such term is defined in section
     --------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(5) of ERISA), and to which a Borrower or any corporation, trade or business that is, along with such Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Person" means any natural person, corporation, partnership, limited
     --------
liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Pipeline" means the natural gas pipeline and related facilities presently
     ----------
owned by Basin and those pipelines and related facilities to be constructed by MarkWest pursuant to the Participation Agreement.

     "Plan" means any Pension Plan or Welfare Plan.
     ------

     "Plant" means, as the context requires, the Brown l9 Gas Plant (as defined
     -------
in the Participation Agreement), the "Treating Plant" (as defined in the Shell Contract) and other facilities and equipment, as such combination of assets may be constituted from time to time and used by West Shore for the processing of natural gas as contemplated by the Participation Agreement.

     "Property" means any interest in any kind of property or asset, whether
     ----------
real, personal or mixed, or tangible or intangible.

     "Security Agreement" is defined in the sixth recital.
     --------------------

     "Security Documents" means, collectively, the documents, agreements and
     --------------------
instruments, including without limitation, the Mortgage and the Security Agreement, given to secure the Obligations.

     "Shell Contract" means the Gas Treating and Processing Agreement dated as
     ----------------
of May 1, 1996, between Shell Western E & P Inc. and West Shore.

     "Subordination Agreement" means the Subordination Agreement dated as of
     -------------------------
May 2, 1996, by and among MarkWest, the Lender, Energy Company, Guarantor, and Basin.

     "Welfare Plan" means a "welfare plan", as such term is defined in section
     --------------
3(1) of ERISA.

     "West Shore" means West Shore Processing Company, L.L.C.
     ------------

                                  ARTICLE II

                              GUARANTY PROVISIONS

     SECTION 2.1.    GUARANTY.  The Guarantor hereby absolutely, unconditionally
                     ---------
and irrevocably

     (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all monetary obligations of the Borrower or any 0bligor to the Lender under the Credit Agreement or any other Loan Document ("Obligations"),
                                                              -------------
whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under
Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. symbol 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. symbol 502(b) and symbol 506(b),

     (b) indemnifies and holds harmless the Lender for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by the Lender in enforcing any rights under this Guaranty, and

          (c) guarantees the full and punctual payment and performance when due of all of the Borrower's and/or the Guarantor's obligations, to the Lender or any Affiliate of the Lender, under all Hedging Obligations arising under Hedging Agreements between the Borrower, the Guarantor or any other Affiliate of the Guarantor and the Lender or any Affiliate of the Lender, including without limitation, Bank of America National Trust and Savings Association, whether now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising.

This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Lender or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor before or as a condition to the obligations of the Guarantor hereunder, except as required by the Subordination Agreement.

     SECTION 2.2.    ACCELERATION OF GUARANTY. The Guarantor agrees that, in the
                     -------------------------
event of the dissolution or insolvency of the Borrower, any other Obligor or the Guarantor, or the inability or failure of the Borrower, any other Obligor or the Guarantor to pay debts as they become due, or an assignment by the Borrower, any other Obligor or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower, any other 0bligor or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of the Borrower may not then be due and payable, the Guarantor will pay to the Lender forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

     SECTION 2.3.    GUARANTY ABSOLUTE, ETC.  This Guaranty shall in all
                     -----------------------
respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and performance, and shall remain in full force and effect until all Obligations of the Borrower and each Obligor have been paid in full, all obligations of the Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

          (b)  the failure of the Lender or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligation;

          (d) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

          (f) any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Lender securing any of the Obligations;

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor, other than payment in full of the Obligations; or

          (h) any defense based on any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of the Credit Agreement or the rights of the Lender with respect to the Credit Agreement or the Loan Documents.

     SECTION 2.4.    REINSTATEMENT, ETC.  The Guarantor agrees that this
                     -------------------
Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by the Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, as though such payment had not been made.

     SECTION 2.5.    LIMITED RECOURSE.  Notwithstanding the general terms of the
                     -----------------
Guarantor's obligations under this Guaranty or anything to the contrary contained herein and subject to the terms and conditions of the Subordination Agreement, the Lender hereby agrees not to seek to satisfy Guarantor's obligations under this Guaranty out of any property, assets, revenues or funds of Guarantor other than (i) Energy Company's Share of the Collateral or (ii) funds which are distributable to Energy Company from time to time pursuant to the Participation Agreement to the extent such funds are distributable to Energy Company. Notwithstanding the foregoing, the Guarantor shall be fully liable to the Lender, and the Lender may enforce any judgment against the Guarantor, for:
(i) any fraud by the Guarantor in connection with this Guaranty or the Loan Documents to which it is a party; provided, that any fraud committed by Energy
                                  ---------
Company, individually or as a member of the Guarantor, in which MarkWest had no part shall not be imputed to the Guarantor and shall not constitute fraud on the part of the Guarantor; (ii) the retention of funds required to be distributed in respect of Energy Company's Share in Guarantor after the Lender has given notice that the Guarantor is in default under the Guaranty, the Credit Agreement or any Loan Document to which it is a party (a "Default Notice"), to the full extent of
                                        ----------------
such funds so retained; (iii) the fair market value, as of the time of any Default Notice, of any personal property or fixtures comprising the Plant removed or disposed of by the Guarantor, other than in accordance with the terms of the Participation Agreement; or (iv) the retention or misapplication of any insurance proceeds or condemnation or other awards, if and to the extent such sums are required to the extent of Energy Company's Share and subject to the terms of the Subordination Agreement to be paid or delivered to the Lender and/or used for restoration of the Plant in accordance with the terms of the Mortgage or the Security Agreement. The Lender shall have the right to recover its damages hereunder in a separate proceeding brought for that purpose, or in any foreclosure action under any of the Loan Documents, or by invocation of any of the Lender's other rights and remedies thereunder or at law or equity; and the Guarantor's liability under this Section 275 shall survive foreclosure under
                                     -----------
any Loan Document.

     SECTION 2.6.    WAIVER, ETC.
                     ------------

          (a) The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Lender or any holder of any Credit Agreement protect, secure, perfect or insure any security interest, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person or entity or any collateral securing the Obligations.

          (b) Based on the representations and warranties of the Guarantor set forth herein, the Guarantor hereby forever and completely waives any right the Guarantor might otherwise have to assert or claim, as part of a defense against any action taken by Lender against the Guarantor under this Guaranty after the Lender shall have completed an action against the Borrower or another Obligor for the enforcement of any of the Obligations, that such action against the Guarantor is barred by operation of the laws of any applicable jurisdiction, because either (i) this Guaranty and the Credit Agreement are part and parcel with the Loans as one integrated transaction loan transaction, rather than related but separate and distinct transactions, or (ii) that the Borrower is the alter ego of the Guarantor or the Guarantor is the alter ego of the Borrower.

          (c) Without limitation on any of the other waivers of the Guarantor hereunder, the Guarantor hereby specifically waives the benefit of the laws of any applicable jurisdiction (and any and all rights arising out of), which gives a guarantor or surety the power to require a creditor to proceed against the principal, or to pursue any other remedy in the creditor's power which the guarantor or surety can not pursue and which would lighten the guarantor's or the surety's burden; and if the creditor neglects to do so, exonerating the guarantor or the surety to the extent to which it is thereby prejudiced.

     SECTION 2.7.    SUBROGATION, ETC.  The Guarantor will not exercise any
                     -----------------
rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior indefeasible payment, in full and in cash, of all Obligations. Any amount paid to the Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations shall be held in trust for the benefit of the Lender and shall immediately be paid to the Lender and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if
                  --------- --------

          (a) the Guarantor has made payment to the Lender of all or any part of the Obligations, and

          (b) all Obligations have been indefeasibly paid in full and all Commitments have been permanently terminated,

the Lender agrees that, at the Guarantor's request, the Lender will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the

Obligations resulting from such payment by the

Guarantor. In furtherance of the foregoing, for so long as any Obligations remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to the Lender. Upon a default by the Borrower, the Lender, in its sole discretion, without consent of the Guarantor, may elect to: (i) upon or after giving notice to Guarantor, foreclose either judicially or nonjudicially against any real or personal property security granted by Guarantor held from time to time for the Loans, (ii) after giving notice to Guarantor, accept a transfer of any such security granted by Guarantor in lieu of foreclosure, (iii) compromise or adjust any of the Loans or any part of any Loan or make any other accommodation with the Borrower or any guarantor or surety of any of the Loans or (iv) exercise any other remedy against the Borrower or any security (other than security granted by Guarantor). No such action by the Lender shall release or limit the liability of the Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive the Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from the Borrower for any sums paid to any of the Lender Parties, whether contractual or arising by operation of applicable law or otherwise. The Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan, except as provided in the Participation Agreement and the Subordination Agreement, and the Lender acknowledges that, the Lender's interest in any such property will remain subject to the terms and conditions of the Participation Agreement and the Subordination Agreement.

     SECTION 2.8.    SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES,
                     --------------------------------------------------------
ETC.  This Guaranty shall:
- ----

          (a) be binding upon the Guarantor, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Lender, each holder of any Note and each of their respective successors, transferees and assigns.

Without limiting the generality of clause (b), the Lender may assign or otherwise transfer (in whole or in part) the Credit Agreement or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to the Lender under any Loan Document (including this

Guaranty) or otherwise.

     SECTION 2.9.    SUBORDINATION.  NOTWITHSTANDING ANYTHING TO THE CONTRARY
                     --------------
CONTAINED HEREIN, THE LENDER HEREBY AGREES FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, THAT THE LENDER'S RIGHTS AND REMEDIES HEREUNDER (THE "RIGHTS"), AND
                                                              --------
ANY AND ALL LIENS AND SECURITY INTERESTS THAT ARE GRANTED TO SECURE THE RIGHTS (THE "LIENS") AS WELL AS ANY INTEREST IN ANY PROPERTY OR ASSET ACQUIRED BY
     -------
REASON OF THE ENFORCEMENT OF ANY OF THE RIGHTS OR THE LIENS ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT WHICH PROVIDES, AMONG OTHER THINGS, THAT THE RIGHTS AND THE LIENS ARE SUBJECT TO THE RIGHTS OF MARKWEST AND, AS APPLICABLE, THE OTHER LENDERS (as defined in the Subordination Agreement) AS SUCH RIGHTS ARISE UNDER THE PARTICIPATION AGREEMENT, AS MORE PARTICULARLY SET FORTH THEREIN. THIS SECTION 2.9 SHALL BE DEEMED A COVENANT BINDING UPON AND
                    -----------
RUNNING WITH THE PROPERTY AND ASSETS SUBJECT TO THE LIENS. NO DEFAULT BY GUARANTOR OR BORROWER (OR ANY OBLIGOR OR OTHER PARTY) SHALL IN ANY WAY LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE SUBORDINATION AGREEMENT.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1.    REPRESENTATIONS AND WARRANTIES.  The Guarantor hereby
                     -------------------------------
represents and warrants unto the Lender as set forth in this Article III.

     SECTION 3.1.1.  RELATIONSHIP OF THE PARTIES.
                     ----------------------------

          (a) The Guarantor and the Borrower are distinct and separate entities and neither the Guarantor nor the Borrower is the alter ego of the other.

          (b) The Lender has not made any representation or warranty of any kind or nature whatsoever to the Guarantor regarding the creditworthiness of the Borrower or the prospects of repayment from sources other than the Borrower.

          (c)  This Guaranty is executed at the request of the Borrower.

          (d) To the Guarantor's knowledge, based solely on information from the Borrower and without having made any independent inquiry, the Borrower is solvent.

          (e) The Guarantor assumes full responsibility for keeping fully informed with respect to the business, operation, condition and assets of the Borrower and each other Obligor.

     The Guarantor hereby agrees that the Lender shall not have any duty to disclose or report to the Guarantor any information now or hereafter known to the Lender relating to the business, operation, condition and assets of the Borrower or any other Obligor. The Lender shall have no duty to inquire into the authority or powers of the Borrower or any other Obligor, or any officer, employee or agent of the Borrower or any other Obligor, with regard to any Obligations, and all Obligations made or created in good faith reliance upon the professed exercise of any such authority or powers shall be guaranteed hereunder.

     SECTION 3.1.2.  ORGANIZATION, ETC.  The Guarantor is a limited liability
                     ------------------
company validly organized and existing and in good standing under the laws of the jurisdiction of its formation, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Guaranty and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 3.1.3.  DUE AUTHORIZATION, NON-CONTRAVENTION, ETC.  The execution,
                     ------------------------------------------
delivery and performance by the Guarantor of this Guaranty are within the Guarantor's powers, have been duly authorized by all necessary action, and do not

          (a) contravene the Guarantor's Articles of Organization and Regulations;

          (b) contravene or result in any violation of or default under any law or governmental regulation or any contractual restriction, court decree or order, in each case binding on or affecting the Guarantor or any of its properties, businesses, assets or revenues;

          (c) to the Guarantor's knowledge, without independent inquiry, result in, or require the creation or imposition of, any lien on any of the Guarantor's properties, businesses, assets or revenues.

     SECTION 3.1.4.  GOVERNMENT APPROVAL, REGULATION, ETC.  No authorization or
                     -------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Guarantor of this Guaranty except as set forth in the Disclosure Schedule to the Participation Agreement.

     SECTION 3.1.5.  PUBLIC UTILITY HOLDING COMPANY ACT.  The Guarantor is not a
                     -----------------------------------
"holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.1.6.  VALIDITY, ETC.  This Guaranty constitutes the legal, valid
                     --------------
and binding obligations of the Guarantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

     SECTION 3.1.7.  SOLVENCY.  The Guarantor is not "insolvent", as such term
                     ---------
is used and defined in the United States Bankruptcy Code, 11 U.S.C. symbol 101, et seq.
- -------

     SECTION 3.1.8.  REGULATIONS G, U AND X.  The Guarantor is not engaged in
                     -----------------------
the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

                                  ARTICLE IV

                                COVENANTS, ETC.

     SECTION 4.1.    AFFIRMATIVE COVENANTS.  The Guarantor covenants and agrees
                     ----------------------
that, so long as any portion of the Obligations shall remain unpaid or unperformed, the Guarantor will, unless the Lender shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1.  COMPLIANCE WITH LAWS, ETC.  Guarantor will comply in all
                     --------------------------
material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) the maintenance and preservation of its limited liability company existence and qualification as a foreign limited liability company when the nature of its business requires such qualification; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 4.2.    NEGATIVE COVENANTS.  The Guarantor covenants and agrees
                     -------------------
that, so long as any portion of the Obligations shall remain unpaid, the Guarantor will not, without the prior written consent of the Lender, do anything prohibited in this Section.

     SECTION 4.2.1. The Guarantor will not enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates, other those in existence as of the date hereof, unless such arrangement or contract is fair and equitable to the Guarantor and is an arrangement or contract, of the kind which would be entered into by a prudent Person in the position of the Guarantor with a Person which is not one of its Affiliates.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

     SECTION 5.1.    [NOT USED.]

     SECTION 5.2.    GUARANTY SECURED.  The Guaranty and each of the Guarantor's
                     -----------------
other obligations under this Guaranty are secured by the Mortgage and the Security Agreement. The Mortgage and the Security Agreement encumbers, with respect to the Guarantor and Basin only, among other things, Energy Company's Share in the Plant, and is expressly subject to the terms and conditions of the Subordination Agreement.

     SECTION 5.3.    BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT
                     ----------------------------------------------------------
OF GUARANTY.  In addition to, and not in limitation of, Section 2.8, this
- ------------
Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns, who shall likewise be subject to the limitations set forth herein (to the full extent provided pursuant to Section 2.8); provided, however, that the Guarantor may not delegate or assign any of its obligations hereunder without the prior written consent of the Lender.

     SECTION 5.4.    AMENDMENTS, ETC.  No amendment to or waiver of any
                     ----------------
provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.5.    ADDRESSES FOR NOTICES TO THE GUARANTOR.  All notices and
                     ---------------------------------------
other communications hereunder to the Guarantor shall be in writing and shall be hand delivered or sent by overnight courier, certified mail (return receipt requested), or telecopy to him, addressed to it at the address set forth below his signature
hereto or at such other address as shall be designated by the Guarantor in a written notice to the Lender at the following address and complying as to delivery with the terms of this Section 5.4.:
                                ------------

          Bank of America Illinois
          231 South LaSalle Street
          Chicago, Illinois 60697
          Attention:  Energy and Minerals Dept.
                      0il and Gas Group
          Facsimile: (312) 987-5614

Without limiting any other means by which a party may be able to provide that a notice has been received by the other party, a notice shall be deemed to be duly received (a) if sent by hand, on the date when left with a responsible person at the address of the recipient; (b) if sent by certified mail or overnight courier, on the date of receipt by a responsible person at the address of the recipient; or (c) if sent by telecopy, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telecopy was sent indicating that the telecopy was sent in its entirety to the recipient's telecopy number. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be hand delivered or sent by over night courier, certified mail (return receipt requested) or by telecopy to such party at its address or telecopy number set forth above or on the signature pages hereof or at such other address or telecopy number as may be designated by such party in a notice to the other parties. Without limiting any other means by which a party may be able to provide that a notice has been received by the other party, a notice shall be deemed to be duly received (a) if sent by hand, on the date when left with a responsible person at the address of the recipient; (b) if sent by certified mail or overnight courier, on the date of receipt by the sender of an acknowledgment or transmission reports generated by the machine from which the telefax was sent indicating that the telefax was sent in its entirety to the recipient's telefax number.

     SECTION 5.6.    NO WAIVER; REMEDIES.  In addition to, and not in limitation
                     --------------------
of, Section 2.3 and Section 2.6 no failure on the part of the Lender to
    -----------     -----------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 5.7.    SECTION CAPTIONS.  Section captions used in this Guaranty
                     -----------------
are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.8.    SETOFF.  In addition to, and not in limitation of, any
                     -------
rights of the Lender under applicable law, the Lender shall, upon the occurrence of any Event of Default have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with the Lender, to the extent and only to the extent of Energy Company's Share.

     SECTION 5.9.    SEVERABILITY.  Wherever possible each provision of this
                     -------------
Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the reminder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.10.   GOVERNING LAW.  THIS GUARANTY SHALL BE G0VERNED BY
                     --------------
CONSTRUED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF ILLINOIS. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATE IN THE STATE OF ILLINOIS.

     SECTION 5.11.   FORUM  SELECTION AND CONSENT TO JURISDICTION.  LITIGATION
                     ---------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATES (WHETHER OPAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE GUARANTOR HEREBY EXPRESSLY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE GUARANTOR HEREBY EXPRESSLY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO AB0VE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANT LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS

PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THIS OBLIGATIONS UNDDER THIS GUARANTY.

     SECTION 5.12.   WAIVER OF JURY TRIAL.  THE GUARANTOR HEREBY KNOWINGLY,
                     ---------------------
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF C0NDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND TEAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT.

     SECTION 5.13.   THE LENDER AS AGENT FOR ITS AFFILIATES.  As described
                     ---------------------------------------
above, certain Affiliates of the Lender, including without limitation, Bank of America National Trust and Savings Association, are or may become parties to certain Hedging Agreements with the Borrower, the Guarantor and/or Affiliates of the Borrower or the Guarantor. This Guaranty secures the obligations of the Borrower, the Guarantor and such Affiliates, as the case may be, under such Hedging Agreements, and the parties hereto acknowledge for all purposes that the Lender acts as agent. on behalf of such Affiliates of the Lender which are so entitled to share in the rights and benefits accruing to the Lender under this Guaranty.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        WESTSHORE PROCESSING COMPANY, L.L.C.
                                        By: MarkWest Michigan LLC, its Operator
                                        By: MarkWest Hydrocarbon Partners, Ltd.,
                                             its Manager
                                        By: MarkWest Hydrocarbon, Inc., its
                                             General Partner



                                        By:        /s/ Arthur J. Denney
                                            ------------------------------------
                                             Name:     Arthur J. Denney
                                             Title:    Vice President



                                        Address:
                                        c/o MarkWest Michigan LLC
                                        5613 DTC Parkway, Suite 400
                                        Englewood, Colorado 80111
                                        Telecopy: (303) 290-8769